                                  SCHEDULE 14A
                                 (RULE 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2)).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-12

                           WHITEHALL JEWELLERS, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)
                                      N/A
--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

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     (5) Total fee paid:

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     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

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     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

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

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606

                                  May 4, 2001

Dear Stockholder:

     You are cordially invited to attend the 2001 annual meeting of stockholders of Whitehall Jewellers, Inc., a Delaware corporation, to be held at 10:00 a.m. (local time) on Wednesday, June 6, 2001, at The Standard Club, 320 South Plymouth, Chicago, Illinois 60604.

     The formal notice of the meeting, the proxy statement and the 2000 annual report are enclosed. The matters to be considered at the meeting are described in the accompanying proxy statement. Regardless of your plans for attending in person, it is important that your shares be represented at the meeting. Therefore, please complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. This will enable you to vote on the business to be transacted whether or not you attend the meeting.

     We hope that you can attend the 2001 annual meeting of stockholders.
                                          Sincerely,

                                          /s/ HUGH M. PATINKIN

                                          Hugh M. Patinkin
                                          Chairman, Chief Executive Officer and
                                          President

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2001

To the Stockholders of
                           WHITEHALL JEWELLERS, INC.

     The 2001 annual meeting of stockholders of Whitehall Jewellers, Inc., a Delaware corporation, will be held at 10:00 a.m. (local Time) on Wednesday, June 6, 2001, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois 60604 for the following purposes:

     1. to elect two (2) Class II directors; and

     2. to transact such other business as may properly come before the annual meeting or any adjournments thereof.

     The Board of Directors has fixed the close of business on April 23, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting of stockholders.

     Your attention is directed to the accompanying proxy statement. Whether or not you plan to attend the meeting in person, you are urged to complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. If you attend the meeting and wish to vote in person, you may withdraw your proxy and vote your shares in person.

     This Notice of annual meeting of stockholders is first being sent to stockholders on or about May 4, 2001.
                                          By Order of the Board of Directors,

                                          /s/ HUGH M. PATINKIN

                                          Hugh M. Patinkin
                                          Chairman, Chief Executive Officer and
                                          President
May 2, 2001

                           WHITEHALL JEWELLERS, INC.
                             155 North Wacker Drive
                                   Suite 500
                            Chicago, Illinois 60606
                                PROXY STATEMENT
                       FOR ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JUNE 6, 2001
                              GENERAL INFORMATION

     This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Directors of Whitehall Jewellers, Inc., a Delaware corporation, for use at the 2001 annual meeting of stockholders to be held at 10:00 a.m. (local time) on Wednesday, June 6, at The Standard Club, 320 South Plymouth Court, Chicago, Illinois 60604.

     The Board of Directors has fixed the close of business on April 23, 2001, as the record date for the determination of stockholders entitled to notice of, and to vote at, the annual meeting. On April 23, 2001, Whitehall had outstanding
(i) 14,576,606 shares of common stock, par value $.001 per share and (ii)
147.690 shares of Class B common stock, par value $1.00 per share. A list of stockholders of record entitled to vote at the annual meeting will be available for inspection by any stockholder, for any purpose germane to the meeting, during normal business hours, for a period of 10 days prior to the meeting, at the office of Whitehall located at 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

     Whether or not you plan to attend the annual meeting, please complete, sign, date and return the enclosed proxy card in the enclosed self-addressed, postage prepaid envelope. The proxies will vote your shares according to your instructions. If you return a properly signed and dated proxy card but do not mark a choice on one or more items, your shares will be voted in accordance with the recommendation of the Board of Directors as set forth in this proxy statement. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter properly presented at the annual meeting.

     You may revoke your proxy at any time prior to voting at the annual meeting by delivering written notice to the Secretary of Whitehall, by submitting a subsequently dated proxy or by attending the annual meeting and voting in person at the annual meeting.

     This proxy statement is first being sent or given to stockholders on or about May 4, 2001.

                               VOTING INFORMATION

     Each holder of outstanding shares of common stock is entitled to one vote for each share of common stock held in such holder's name with respect to all matters on which holders of common stock are entitled to vote at the annual meeting. Each holder of outstanding shares of Class B common stock is entitled to 35.4208 votes for each share of Class B common stock held in such holder's name with respect to all matters on which holders of Class B common stock are entitled to vote at the annual meeting. Except as otherwise required by law, the holders of shares of common stock and Class B common stock shall vote together and not as separate classes. At the annual meeting, a holder of common stock or Class B common stock may, with respect to the election of the Class II directors, vote FOR the election of the director nominees or WITHHOLD authority to vote for such director nominees.

     All properly executed and unrevoked proxies received in the accompanying form in time for the annual meeting will be voted in the manner directed therein. If no direction is made on a proxy, such proxy will be voted FOR the election of the named director nominees to serve as Class II directors. The proxy card gives authority to the proxies to vote your shares in their discretion on any other matter properly presented at the annual meeting. If a proxy indicates that all or a portion of the votes represented by such proxy are not being voted with respect to a particular matter, such non-votes will not be considered present and entitled to vote on such matter, although such votes may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum. A quorum will be present if a majority of the voting power with respect to the shares of common stock and Class B common stock combined are represented in person or by proxy at the annual meeting.

     The election of the Class II directors requires the affirmative vote of a plurality of votes cast by the holders present in person or represented by proxy and entitled to vote on such matter at the annual meeting. Accordingly, if a quorum is present at the annual meeting, the persons receiving the greatest number of votes by the holders will be elected to serve as the Class II directors. Withholding authority to vote for a nominee and non-votes with respect to the election of directors will not affect the outcome of the election of directors.

                                   PROPOSAL 1
                             ELECTION OF DIRECTORS

     Whitehall's business is managed under the direction of its Board of Directors. The Board of Directors is presently composed of seven directors, divided into three classes. At the annual meeting, two Class II directors will be elected to serve until the annual meeting in the year 2004, or until their successors are duly elected and qualified. The nominees for election as Class II directors are identified below. In the event the nominees, each of whom has expressed an intention to serve if elected, fail to stand for election, the persons named in the proxy presently intend to vote for a substitute nominee designated by the Board of Directors.

NOMINEES

     The following persons, if elected at the annual meeting, will serve as Class II directors until the annual meeting in the year 2004, or until their successors are elected and qualified.

             CLASS II DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2001

     Mr. John R. Desjardins, age 50, joined Whitehall in 1979 and has served as Executive Vice President and Secretary and as a director of Whitehall since 1989. He also served as Treasurer of Whitehall from 1989 through October 1998. Previously, he worked as a certified public accountant with Deloitte & Touche L.L.P.

     Mr. Jack A. Smith, age 65, has served as a director of Whitehall since July 1996. Mr. Smith is the former Chairman of the Board of The Sports Authority, Inc., a national sporting goods chain, which he founded in 1987. Prior to founding The Sports Authority, Mr. Smith served as Chief Operating Officer of Herman's Sporting Goods and held various executive management positions with major national retailers, including Sears & Roebuck, Montgomery Ward & Co. and Jefferson Stores. Mr. Smith serves on the Board of Directors of Darden Restaurants, Inc., Beverages & More! and National Wholesale Liq.

                 THE BOARD OF DIRECTORS OF WHITEHALL RECOMMENDS
                VOTES "FOR" THE NOMINEES FOR CLASS II DIRECTORS.

OTHER DIRECTORS

     The following persons are currently directors of Whitehall whose terms will continue after the annual meeting.

            CLASS III DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2002

     Mr. Matthew M. Patinkin, age 43, joined Whitehall in 1979 and has served as its Executive Vice President, Operations and as a director since 1989.

     Mr. Richard K. Berkowitz, age 59, has served as a director of Whitehall since 1998. He retired from Arthur Andersen, L.L.P. in August 1998 after serving 21 years as a partner. Prior to his retirement, Mr. Berkowitz served as head of Arthur Andersen's tax division in Miami, Florida. Mr. Berkowitz is associated with Entente Investment, Inc. and is a member of the Advisory Board of Security Plastics, Inc.

             CLASS I DIRECTORS -- TERM SCHEDULED TO EXPIRE IN 2003

     Mr. Hugh M. Patinkin, age 50, has served as President and Chief Executive Officer of Whitehall since 1989 and was elected its Chairman in February 1996. He has served as a director from 1979 to 1988 and from 1989 to the present. He joined Whitehall as its Assistant Secretary in 1979. Prior thereto he practiced law with the firm of Sidley & Austin.

     Mr. Norman J. Patinkin, age 74, has served as a director of Whitehall since 1989. He recently retired as the Chief Executive Officer of United Marketing Group, L.L.C., but remains on its Board of Directors. United

Marketing Group operates telemarketing services, motorclubs, travel clubs and direct response merchandise programs for large corporations.

     Mr. Daniel H. Levy, age 57, is the Chairman and Chief Executive Officer of Donnkenny, Inc., a designer, manufacturer and marketer of women's apparel, and has served as a director of Whitehall since January 7, 1997 (and had served as a director from March 1996 until May 1996). Mr. Levy served as Chairman and Chief Executive Officer of Best Products Co. Inc., a large discount retailer of jewelry and brand name hardline merchandise, from April 1996 until January 1997. Best Products filed a petition for bankruptcy under Chapter 11 of the Bankruptcy Code in the Eastern District of Virginia on September 24, 1996. Prior to such time, Mr. Levy was a Principal for LBK Consulting from 1994 until 1996. Mr. Levy served as Chairman and Chief Executive Officer of Conran's during 1993. Prior to such time, Mr. Levy was Vice Chairman and Chief Operating Officer for Montgomery Ward & Co. from 1991 until 1993.

     Messrs. Hugh M. Patinkin and Matthew M. Patinkin are brothers. Mr. Norman
J. Patinkin is a first cousin, once removed, of Messrs. Hugh and Matthew
Patinkin.

MEETINGS AND COMMITTEES

     The Board of Directors of Whitehall held five meetings during fiscal 2000. No director attended fewer than 75% of the total number of meetings of the Board of Directors and its committees on which he served during fiscal 2000.

     The Board of Directors does not presently have a formal nominating committee.

     The Audit Committee recommends the firm to be appointed as independent accountants to audit financial statements and to perform services related to the audit, reviews the scope and results of the audit with the independent accountants, reviews with management and the independent accountants Whitehall's year-end operating results and considers the adequacy of the internal accounting procedures. The Audit Committee presently consists of Messrs. Richard K. Berkowitz (Chairman), Daniel H. Levy and Jack A. Smith. The Audit Committee held six meetings in fiscal 2000.

     The Board of Directors has determined that all members of the audit committee are independent within the meaning of the listing standards of The New York Stock Exchange and have no relationship to Whitehall that may interfere with their independence from management and Whitehall.

     The Audit Committee operates under a written charter adopted by the Board of Directors which is included in this proxy statement as Exhibit I.

     The Compensation Committee, which presently consists of Messrs. Jack A. Smith (Chairman), Daniel H. Levy and Richard K. Berkowitz, reviews and recommends the compensation arrangements for all officers, approves such arrangements for other senior level employees, and administers and takes such other action as may be required in connection with certain compensation and incentive plans of Whitehall (including the grant of stock options and other stock based awards). The Compensation Committee held two meetings in fiscal 2000. Whitehall's By-Laws require that the Compensation Committee consists of non-employee directors.

COMPENSATION OF DIRECTORS

     Non-employee directors receive compensation of $3,750 per fiscal quarter with no separate per meeting or per committee meeting fee. Directors who are officers or employees of Whitehall receive no compensation for serving as directors. All directors are reimbursed for out-of-pocket expenses incurred in connection with attendance at meetings of the Board of Directors and meetings of committees of the Board of Directors.

     Under Whitehall's 1998 Non-Employee Director Stock Option Plan, each non-employee director of Whitehall may elect to receive nonqualified stock options at the beginning of each fiscal quarter in lieu of receiving the directors' fees described above. The per share exercise price of all such options is or will be equal to the fair market value of the common stock on the date of grant, and such options vest or will vest at the end of the fiscal quarter in which they are granted.

     As permitted under Whitehall's 1997 Long-Term Incentive Plan, each non-employee director is and will be granted a restricted stock award each year as of the Audit Certification Date (as defined below). Such award entitles and will entitle each non-employee director to receive an amount of restricted common stock equal to $10,000 divided by the fair market value of such common stock on the applicable Audit Certification Date, rounded down to the nearest whole share. The restriction period (that is, the period in which the common stock subject to the award may not be sold, transferred, assigned, pledged, hypothecated or otherwise encumbered or disposed of) relating to each such award is and will be one year from the date of grant. The "Audit Certification Date" is the date each year on which Whitehall's independent public accountants deliver an opinion to Whitehall as to its yearly audit of the financial statements of Whitehall.

     In addition, as permitted under the 1997 Long-Term Incentive Plan, each non-employee director is and will be granted each year as of the Audit Certification Date, a nonqualified option to purchase 525 shares of common stock, in the case of a non-employee director who shall have served on the Board of Directors for less than three years as of such date, or 1,500 shares of common stock, in the case of a non-employee director who shall have served on the Board of Directors for three or more years as of such date. Furthermore, on June 1, 2000, each non-employee director was granted a nonqualified option to purchase 775 shares of common stock, in the case of a non-employee director who had served on the Board of Directors for less than three years as of such date, or 2,300 shares of common stock, in the case of a non-employee director who had served on the Board of Directors for three or more years as of such date. The per share exercise price of all such options is or will be equal to the fair market value of the common stock on the applicable Audit Certification Date and such options vest or will vest with respect to one-third of the options on the first, second and third anniversaries of the date of grant.

     Pursuant to the terms of Whitehall's 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan, Mr. N. Patinkin was granted a one-time nonqualified option to purchase 15,000 shares of common stock upon the consummation of Whitehall's initial public offering on May 7, 1996. All of the remaining non-employee directors who are currently directors were also granted a one-time nonqualified option to purchase 15,000 shares of common stock when each was first elected or began to serve as a non-employee director. Each of the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan have been amended to delete the provisions which entitle each non-employee director to an automatic grant of a nonqualified option to purchase 15,000 shares of common stock on the date on which he or she is first elected or begins to serve as a non-employee director. However, each such plan provides that non-employee directors may be granted stock based awards at the discretion of the Compensation Committee (with the approval of the Board of Directors) to advance the interests of Whitehall by attracting and retaining well-qualified directors and Whitehall may grant such awards from time to time for such purpose.

                               EXECUTIVE OFFICERS

     The following sets forth certain information with respect to the executive officers of Whitehall who are not identified above under "Election of Directors -- Nominees" and "-- Other Directors."

     Mr. Lynn D. Eisenheim, age 49, joined Whitehall in 1991 as its Executive Vice President, Merchandising. He has 27 years of experience in the jewelry business having served with Zale Corporation (where he served as Executive Vice President, Merchandising immediately prior to joining Whitehall) and Service Merchandise Co.

     Mr. Manny A. Brown, age 46, joined Whitehall in 1997 as its Executive Vice President, Operations. Mr. Brown was employed from 1986 through 1997 by Foster Medical Corporation which was later acquired by Abbey Home Healthcare and then merged with Homedco to create Apria Healthcare. Mr. Brown held various sales and operations management positions with Apria Healthcare including Executive Vice President, East Operations and Senior Vice President, Central Operations. Mr. Brown was employed by FMC Corporation from 1980 through 1985 in various sales management and marketing positions. Mr. Brown was employed by American Brands from 1978 through 1980 in various sales management positions.

     Mr. Jon H. Browne, age 46, joined Whitehall in January 2000, as Executive Vice President and currently holds the title of Executive Vice President, Chief Financial Officer and Treasurer. He has over 23 years of experience in the retail industry having served as the Chief Executive Officer of Chernin's Shoes, Inc., a large format family shoe retailer, from November 1998 until August of 1999. Prior to serving as the Chief Executive Officer of Chernin's Shoes, Mr. Browne served as its Chief Administrative Officer from May 1996 until October of 1998. Chernin's Shoes filed a petition for bankruptcy under Chapter 11 of the Bankruptcy Code in the Northern District of Illinois, Eastern Division, on May 10, 1999.

                  EXECUTIVE COMPENSATION AND OTHER INFORMATION

EXECUTIVE COMPENSATION

     Summary Compensation. The following summary compensation table sets forth certain information concerning compensation for services rendered in all capacities awarded to, earned by or paid to Whitehall's Chief Executive Officer and the other named executive officers during the years ended January 31, 2001, 2000 and 1999.

                           SUMMARY COMPENSATION TABLE

                                                                                           Long-Term
                                                                                      Compensation Awards
                                                                                    ------------------------
                                                  Year      Annual Compensation     Restricted      Shares
                                                  ended     --------------------      Stock       Underlying
         Name and Principal Position             Jan. 31     Salary      Bonus      Awards(1)      Options
         ---------------------------             -------     ------      -----      ----------    ----------
Hugh M. Patinkin.............................     2001      $423,154    $     --     $76,998       300,000
  Chairman, Chief Executive                       2000      $383,654    $308,000          --       260,062
  Officer and President                           1999      $334,622    $175,000          --            --
John R. Desjardins...........................     2001      $304,366    $     --     $58,003            --
  Executive Vice President                        2000      $289,423    $232,000          --       108,176
                                                  1999      $263,057    $137,500          --            --
Matthew M. Patinkin..........................     2001      $269,154    $     --     $50,002        10,000
  Executive Vice President,                       2000      $249,423    $200,000          --        79,886
  Operations                                      1999      $230,163    $117,500          --            --
Manny A. Brown...............................     2001      $247,616    $     --     $45,991         5,000
  Executive Vice President,                       2000      $229,423    $184,000          --        47,131
  Operations                                      1999      $210,894    $107,500          --            --
Lynn D. Eisenheim............................     2001      $224,154    $     --     $41,003            --
  Executive Vice President,                       2000      $204,423    $164,000          --        42,498
  Merchandising                                   1999      $180,700    $ 95,000          --            --

-------------------------
(1) Each of Whitehall's Chief Executive Officer and the other named executive officers received an award of restricted stock on February 29, 2000 in the following amounts: Mr. H. Patinkin, 3,936 shares; Mr. Desjardins, 2,965 shares; Mr. M. Patinkin, 2,556 shares; Mr. Brown, 2,351 shares; and Mr. Eisenheim, 2,096 shares. The restrictions on such shares lapse in three equal annual installments on the first, second and third anniversaries of the date of the grant. Dividends or other distributions, if paid on shares of common stock generally, will be paid with respect to such restricted shares.

     General Information Regarding Options. The following tables shows information regarding stock options held by the executive officers named in the Summary Compensation Table.

                          OPTION GRANTS IN FISCAL 2000

                                           Number of
                                           Securities
                                           Underlying      % of Total                                 Grant Date
                                            Options      Options Granted    Exercise    Expiration     Present
                 Name                      Granted(1)     to Employees       Price         Date        Value(2)
                 ----                      ----------    ---------------    --------    ----------    ----------
Hugh M. Patinkin.......................     300,000           69.9%          $24.00       2/4/10      $4,507,750
John R. Desjardins.....................          --             --               --           --              --
Matthew M. Patinkin....................      10,000            2.3%          $19.53      3/14/10      $  121,792
Manny A. Brown.........................          --             --               --           --              --
Lynn D. Eisenheim......................       5,000            1.2%          $19.53      3/14/10      $   60,896

-------------------------
(1) The stock options for the named executive officers vest with respect to 33% of the options on the first, second and third anniversaries of the date of the grant and are exercisable until the tenth anniversary of the date of the grant.

(2) The Black-Scholes option pricing model was chosen to estimate the Grant Date Present Value of the options set forth in this table. Whitehall's use of this model should not be construed as an endorsement of its accuracy of valuing options. All stock option valuation models, including the Black-Scholes model, require a prediction about the future movement of the stock price. The following assumptions were made for purposes of calculating the Grant Date Present Value: risk-free interest rate of 6.7%; expected dividend yield of 0%; expected option life of seven years; and expected stock price volatility of 53%. The real value of the options in this table depends upon the actual performance of Whitehall's common stock during the applicable period.

       OPTION EXERCISES IN FISCAL 2000 AND FISCAL YEAR END OPTION VALUES

                                                                 Number of Securities
                                                                underlying unexercised       Value of unexercised in the
                                                                    Options as of                Money Options as of
                              Shares                               January 31, 2001              January 31, 2001(1)
                             Acquired                        ----------------------------    ----------------------------
          Name              on Exercise    Value Realized    Exercisable    Unexercisable    Exercisable    Unexercisable
          ----              -----------    --------------    -----------    -------------    -----------    -------------
Hugh M. Patinkin........          --                --         527,044         502,270         $     0         $     0
John R. Desjardins......          --                --         278,688          84,137         $     0         $     0
Matthew M. Patinkin.....          --                --         272,401          72,134         $     0         $     0
Manny A. Brown..........      40,000          $310,120          67,975          74,157         $34,328         $22,388
Lynn D. Eisenheim.......          --                --          57,704          38,054         $     0         $     0

-------------------------
(1) Represents the aggregate dollar value of in-the-money, unexercised options held at the end of the year, based on the difference between the exercise price and $8.35 per share, the closing price for the common stock as of January 31, 2001, the last trading day in fiscal 2000, as reported on the New York Stock Exchange.

EMPLOYMENT AGREEMENTS

     As described below, Whitehall has entered into severance agreements with each of Hugh M. Patinkin, Chairman, Chief Executive Officer and President, dated May 7, 1996; John R. Desjardins, Executive Vice President and Secretary, dated May 7, 1996; Matthew M. Patinkin, Executive Vice President, Operations, dated May 7, 1996; Manny A. Brown, Executive Vice President, Operations, dated March 17, 1997; and Lynn D. Eisenheim, Executive Vice President, Merchandising, dated November 1, 2000 (originally dated May 7, 1996).

     Employment Agreements with Named Executive Officers. The agreements provide for certain payments after a "change of control." A "change of control" is defined under the agreements to include (i) an acquisition by a third party (excluding certain affiliates of Whitehall) of beneficial ownership of at least 25% of the outstanding shares of common stock, (ii) a change in a majority of the incumbent Board of Directors and (iii) merger, consolidation or sale of substantially all of Whitehall's assets if Whitehall's stockholders do not continue to own at least 60% of the equity of the surviving or resulting entity. Pursuant to these agreements such employees will receive certain payments and benefits if they terminate employment voluntarily six months after a "change of control," or earlier if they terminate for "good reason," as defined in such agreements (such as certain changes in duties, titles, compensation, benefits or work locations) or if they are terminated by Whitehall after a change of control, other than for "cause," as so defined. The severance agreements also provide for certain payments absent a change of control if they terminate employment for "good reason" or if they are terminated by Whitehall, other than for "cause". Their payment will equal 2.5 times (1.5 times if a change of control has not occurred) their highest salary plus bonus over the five years preceding the change of control, together with continuation of health and other insurance benefits for 30 months (18 months if a change of control has not occurred). The severance agreements also provide for payment of bonus for any partial year worked at termination of employment equal to the higher of (x) the employee's average bonus for the immediately preceding two years and (y) 50% of the maximum bonus the employee could have earned in the year employment terminates, pro rated for the portion of the year completed. To the extent any payments to any of the five senior executives under these agreements would constitute an "excess parachute payment" under Section 280G(b)(1) of the Code, such payments will be "grossed up" for any excise tax payable under such section, so that the amount retained after paying all federal income taxes due would be the same as such person would have retained if such section had not been applicable.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION IN COMPENSATION DECISIONS

     All compensation decisions for the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table are currently made by the Compensation Committee of the Board of Directors. The Compensation Committee consists of Messrs. Jack A. Smith (Chairman), Daniel H. Levy and Richard K. Berkowitz. Each member of the Compensation Committee is a non-employee director who has not previously been an officer or employee of Whitehall.

EXECUTIVE OFFICER COMPENSATION REPORT BY THE COMPENSATION COMMITTEE

     This report is submitted by the Compensation Committee of the Board of Directors.

     All compensation decisions for the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table are currently made by the Compensation Committee of the Board of Directors. The Compensation Committee consists of Messrs. Jack A. Smith (Chairman), Daniel H. Levy and Richard K. Berkowitz. Each member of the Compensation Committee is a non-employee director who has not previously been an officer or employee of Whitehall.

     Executive compensation consists of both annual and long-term compensation. Annual compensation consists of a base salary and bonus. Long-term compensation is generally provided through awards under the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan.

     The Compensation Committee's approach to annual base salary is to offer competitive salaries in comparison with market practices. The base salary of each officer is set at a level considered to be appropriate in the judgment of the Compensation Committee based on an assessment of the particular responsibilities and performance of such officer taking into account the performance of Whitehall, other comparable companies, the retail jewelry industry, the economy in general and such other factors as the Compensation Committee may deem relevant. The comparable companies considered by the Compensation Committee may include companies included in the peer group index discussed below and/or other companies in the sole discretion of the Compensation Committee. No specific measures of Company performance or other factors are considered determinative in the base salary decisions of the Compensation Committee. Instead, substantial judgment is used and all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions.

     The Compensation Committee made salary adjustments to the base salary of the Chairman, Chief Executive Officer and President of Whitehall during fiscal 2000. Based on Whitehall's performance in fiscal 2000, the Compensation Committee recommended that the Chairman, Chief Executive Officer and President not receive a performance bonus under Whitehall's Management Bonus Plan. The Chairman, Chief Executive Officer and President did receive a car allowance during such time.

     In addition to base salary, the Chief Executive Officer and each of the other executive officers named in the Summary Compensation Table above were eligible to participate in Whitehall's Management Bonus Program during fiscal 2000. Under this bonus program, each executive officer was entitled to receive a bonus (not to exceed 100% of base salary) based on the net income of Whitehall before extraordinary items. Based on Whitehall's performance during fiscal 2000, the Compensation Committee recommended that the named executive officers not receive a bonus.

     The executive officers are eligible to participate in the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan. Each of the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan is administered by the Compensation Committee. Subject to certain restrictions, the Chief Executive Officer of Whitehall also has the power to grant options under the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan. Subject to the terms of such plans, the Compensation Committee (and the Chief Executive Officer with respect to non-executive officer employees) is authorized to select eligible directors, officers and other key employees for participation in the plans and to determine the number of shares of common stock subject to the awards granted thereunder, the exercise price, if any, the time and conditions of exercise, and all other terms and conditions of such awards. The purposes of such plans are to align the interests of Whitehall's stockholders and the recipients of grants under such plans by increasing the proprietary interest of such recipients in Whitehall's growth and success and to advance the interests of Whitehall by attracting and retaining officers and other key employees. The terms and the size of the option grants to each executive officer will vary from individual to individual in the discretion of the Compensation Committee. No specific factors are considered determinative in the grants of options to executive officers by the Compensation Committee. Instead, all of the facts and circumstances are taken into consideration by the Compensation Committee in its executive compensation decisions. Grants of options are based on the judgment of the members of the Compensation Committee considering the total mix of information.

     Section 162(m) of the Code. Section 162(m) of the Code generally limits to $1 million the amount that a publicly held corporation is allowed each year to deduct for the compensation paid to each of the corporation's chief executive officer and the corporation's four most highly compensated officers other than the chief executive officer, subject to certain exceptions. One such exception is "qualified performance-based" compensation. Compensation attributable to a stock option or a stock appreciation right is "qualified performance-based compensation" if all of the following conditions are satisfied: (i) the grant or award is made by a compensation committee consisting solely of two or more "outside directors"; (ii) the plan under which the option or right is granted states the maximum number of shares with respect to which options or rights may be granted during a specified period to any individual; (iii) under the terms of the option or right, the amount of compensation the employee could receive is based solely upon an increase in the value of the stock after the date of grant or award; and (iv) the material terms of the plan under which the option or right is granted are disclosed to the publicly held corporation's stockholders and approved by them before any compensation under the plan is paid. Compensation attributable to either stock awards subject to performance measures or performance shares is "qualified performance-based compensation" if all of the following requirements are satisfied: (i) the compensation is paid solely on account of the attainment of one or more preestablished, objective performance goals; (ii) the award is made by a compensation committee consisting solely of two or more "outside directors;" (iii) the compensation committee certifies in writing prior to payment of the compensation that the performance goals and other material terms were in fact satisfied; and (iv) the material terms of the performance goal under which the compensation is to be paid is disclosed to and subsequently approved by the publicly held corporation's stockholders before any compensation is paid. Such material terms include the employees eligible to receive the compensation, a description of the business criteria on which the performance goal is based and either the maximum amount of compensation that could be paid to any employee or the formula used to calculate the amount of compensation to be paid to the employee if the performance goal is attained.

     The Compensation Committee consists solely of "outside directors," as defined for purposes of Section 162(m) of the Code. The employees eligible to receive awards under the 1997 Long-Term Incentive Plan and the 1996 Long-Term Incentive Plan, the business criteria on which the performance goal may be based and the maximum compensation that can be paid if a performance goal is attained is described in each of the 1996 Long-Term Incentive Plan and 1997 Long-Term Incentive Plans, respectively. In addition, the 1996 Long-Term Incentive Plan and the 1997 Long-Term Incentive Plan were each approved by the stockholders of Whitehall at the 2000 annual meeting. Due to these and other reasons, Whitehall does not believe that the $1 million deduction limitation should have any effect on it in the near future. If the $1 million deduction limitation is expected to have any effect on Whitehall in the future, Whitehall will consider ways to maximize the deductibility of executive compensation, while retaining the discretion it deems necessary to compensate executive officers in a manner commensurate with performance and the competitive environment for executive talent.

                                          THE COMPENSATION COMMITTEE OF
                                          THE BOARD OF DIRECTORS

                                          Jack A. Smith (Chairman)
                                          Daniel H. Levy
                                          Richard K. Berkowitz

PERFORMANCE GRAPH

     The rules of the Securities and Exchange Commission require each public company to include a performance graph comparing the cumulative total stockholder return on such company's common stock for the five preceding fiscal years, or such shorter period as the registrant's class of securities has been registered with the Securities and Exchange Commission, with the cumulative total returns of a broad equity market index and a peer group or similar index. The common stock traded on The Nasdaq Stock Market under the symbol "WHJI" from May 2, 1996 through January 26, 2000. On January 27, 2000, the common stock began trading on the New York Stock Exchange under the symbol "JWL." Accordingly, the performance graph included in this proxy statement shows the period from May 2, 1996 through the last trading day of the fiscal year which was January 31, 2001. The performance graph begins with Whitehall's initial public offering price of $14.00 per share (or $9.33 as adjusted to reflect the three-for-two stock split effected on January 4, 2000).

     The following chart graphs the performance of the cumulative total return to stockholders (stock price appreciation plus dividends) between May 2, 1996 and January 31, 2001 in comparison to The New York Stock Exchange Market Index and an index (the "Jewelry Stores Peer Group Index" or "JSPGI"). The retail jewelry store companies comprising the JSPGI are companies traded on The Nasdaq Stock Market, The New York Stock Exchange, The American Stock Exchange or over-the-counter who have listed their companies' SIC code as 5944 -- Jewelry Store. These companies include Whitehall, Dallas Gold and Silver Exchange, Inc., DENMANS.com, Inc., Finlay Enterprises, Inc., Friedman's Inc., Little Switzerland, Inc., Reeds Jewelers, Inc., Samuels Jewelers, Inc., SGD Holdings, Ltd., Signet Group PLC, Tangible Asset Galleries, Inc., Tiffany & Co. and Zale Corporation.

                     COMPARISON OF CUMULATIVE TOTAL RETURN
      AMONG WHITEHALL JEWELLERS, INC., THE JEWELRY STORES PEER GROUP INDEX
                  AND THE NEW YORK STOCK EXCHANGE MARKET INDEX

                              [PERFORMANCE GRAPH]

            WHITEHALL      THE JEWELRY PEER       NYSE
         JEWELLERS, INC.     GROUP INDEX      MARKET INDEX
         ---------------   ----------------   ------------
5/2/96        $100               $100             $100
1/31/97         77                 93              118
1/30/98        124                114              148
1/29/99        118                139              178
1/31/00        261                252              185
1/31/01         89                251              200

Assumes $100 invested on May 2, 1996 in Whitehall's common stock, The Jewelry Stores Peer Group Index, and The NYSE Market Index. Cumulative total return assumes reinvestment of dividends.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth certain information regarding beneficial ownership of Whitehall's common stock as of April 23, 2001, by (i) each person who is known by Whitehall to own beneficially more than 5% of the outstanding shares of common stock, (ii) each director of Whitehall, (iii) each of the executive officers named in the Summary Compensation Table and (iv) all directors and executive officers of Whitehall as a group.

                                                                Amount of
                                                                Beneficial      Percent
                Name of Beneficial Owner(1)                     Ownership     of Class(2)
                ---------------------------                     ----------    -----------
5% Stockholders
Wasatch Advisors, Inc.(3)...................................    1,972,419          13.5%
150 Social Hall Avenue
Salt Lake City, UT 84111
Myron Kaplan(4).............................................    1,474,300          10.1%
P.O. Box 385
Leonia, NJ 07605
Westport Asset Management, Inc.(5)..........................    1,215,200           8.3%
253 Riverside Avenue
Westport, CT 06880
Directors and Executive Officers
Hugh M. Patinkin(6).........................................    1,586,110          10.4%
Matthew M. Patinkin(7)......................................      880,813           5.9%
John R. Desjardins(8).......................................      612,051           4.1%
Manny A. Brown(9)...........................................      133,577             *
Lynn D. Eisenheim(10).......................................      121,132             *
Norman J. Patinkin(11)......................................       55,032             *
Jack A. Smith(12)...........................................       36,397             *
Daniel H. Levy(13)..........................................       29,310             *
Richard K. Berkowitz(14)....................................       27,265             *
All executive officers and directors as a group (10
  persons)..................................................    3,443,677          23.3%

-------------------------
  *  Less than 1%.

 (1) Except as set forth in the footnotes to this table, the persons named in the table above have sole voting and investment power with respect to all shares shown as beneficially owned by them.

 (2) Applicable percentage of ownership is based on 14,576,606 shares of common stock outstanding on April 23, 2001. Where indicated in the footnotes, this table also includes common stock issuable pursuant to stock options exercisable within 60 days of the filing of this proxy statement.

 (3) Share information based solely on information contained on a Schedule 13G/A, dated February 14, 2001, filed with the Securities and Exchange Commission. This Schedule 13G/A indicates that Wasatch Advisors, Inc. has sole voting and investment power with respect to the reported shares.

 (4) Share information based solely on information contained on a Schedule 13G/A, dated February 14, 2001, filed with the Securities and Exchange Commission. This Schedule 13G/A indicates that Myron M. Kaplan has sole voting and investment power with respect to 1,437,300 of the reported shares and shared voting and investment power with respect to 37,000 of the reported shares.

 (5) Share information based solely on information contained on a Schedule 13G/A, dated February 12, 2001, filed with the Securities and Exchange Commission. This Schedule 13G/A indicates that Westport Asset Management, Inc., an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, has sole voting and investment power with respect to 104,650 of the reported shares, shared voting power with respect to 1,020,550 of the reported shares and shared investment power with respect to 1,110,550 of the reported shares. This Schedule 13G/A indicates that Westport Asset Management, Inc. disclaims beneficial ownership of such shares and disclaims the existence of a group.

 (6) Includes 627,044 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 388,440 shares beneficially owned by Hugh M. Patinkin, which shares are held by MJSB Investment Partners, L.P., a Delaware limited partnership, U/A/D 10/28/97 of which Hugh H. Patinkin is the sole managing agent of the partnership. Includes 54,677 shares held by Hugh M. Patinkin, Mark A. Patinkin, Matthew
     M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin, as Trustees of the Patinkin 1994 Grandchildren's Trust U/A/D 11/18/94, with respect to which shares Hugh M. Patinkin, Mark A. Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin share voting and investment power. Includes 2,624 shares of restricted stock granted on February 29, 2000, which restrictions lapse in two equal annual installments on March 1, 2002 and March 1, 2003. The mailing address of Hugh M. Patinkin is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (7) Includes 275,734 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 185,208 shares beneficially owned by Matthew M. Patinkin, which shares are held by Robin
     J. Patinkin and Debra Soffer, as Trustees of the Matthew M. Patinkin 1994 Family Trust U/A/D 12/19/94. Robin J. Patinkin and Debra Soffer have shared investment power with respect to such shares. Includes 24,969 shares held by Matthew M. Patinkin and Robin J. Patinkin, as Trustees of various trusts for the benefit of their children. Includes 13,281 shares held by Robin J. Patinkin, as Trustee of various trusts for the benefit of the children of Matthew M. Patinkin and Robin J. Patinkin, with respect to which shares Matthew M. Patinkin disclaims beneficial ownership because Robin J. Patinkin has sole voting and investment power with respect to such shares. Includes 54,677 shares held by Hugh M. Patinkin, Mark A. Patinkin, Matthew
     M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin, as Trustees of the Patinkin 1994 Grandchildren's Trust U/A/D 11/18/94, with respect to which shares Hugh M. Patinkin, Mark A. Patinkin, Matthew M. Patinkin, Douglas M. Patinkin and Nicholas M. Patinkin share voting and investment power. Includes 1,704 shares of restricted stock granted on February 29, 2000, which restrictions lapse in two equal annual installments on March 1, 2002 and March 1, 2003. The mailing address of Matthew M. Patinkin is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (8) Includes 278,688 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 33,248 shares beneficially owned by John R. Desjardins, which shares are held by Cheryl Desjardins and Stephen Kendig, as Trustees of the John R. Desjardins 1995 Family Trust U/A/D 12/28/95. Cheryl Desjardins and Stephen Kendig have shared investment power with respect to such shares. Shares beneficially owned by Mr. Desjardins include shares allocated to his account in the ESOP (12,440 shares), as to which he shares voting power with the ESOP. The ESOP has sole investment power with respect to such shares. Includes 1,976 shares of restricted stock granted on February 29, 2000, which restrictions lapse in two equal annual installments on March 1, 2002 and March 1, 2003. The mailing address of John R. Desjardins is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

 (9) Includes 105,475 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 750 shares owned by Marcy Brown, Mr. Brown's wife, in her self directed IRA account, with respect to which shares Manny A. Brown disclaims beneficial ownership. Includes 1,567 shares of restricted stock granted on February 29, 2000, which restrictions lapse in two equal annual installments on March 1, 2002 and March 1, 2003. The mailing address of Manny A. Brown is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(10) Includes 59,371 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Shares beneficially owned by Mr. Eisenheim include shares allocated to his account in the ESOP (3,350 shares) as to which he shares voting power with the ESOP. The ESOP has sole investment power with respect to such shares. Includes 1,397 shares of restricted stock granted on February 29, 2000, which restrictions lapse in two equal annual installments on March 1, 2002 and March 1, 2003. The mailing address of Lynn D. Eisenheim is c/o Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606.

(11) Includes 34,757 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 1,235 shares of restricted common stock which may not be sold or transferred until after March 6, 2002. The mailing address of Norman J. Patinkin is c/o United Marketing Group, L.L.C., 6001 North Clark Street, Chicago, Illinois 60660.

(12) Includes 15,747 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 1,235 shares of restricted common stock which may not be sold or transferred until after March 6, 2002. The mailing address for Jack A. Smith is 2875 NE 191st Street, Suite 402, Aventura, Florida 33180.

(13) Includes 22,160 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 1,235 shares of restricted common stock which may not be sold or transferred until after March 6, 2002. The mailing address for Daniel H. Levy is 1 Central Park West, Apt. 26B, New York, New York 10023.

(14) Includes 20,115 shares of common stock issuable pursuant to presently exercisable stock options or stock options which will become exercisable within 60 days of this proxy statement. Includes 1,235 shares of restricted common stock which may not be sold or transferred until after March 6, 2002. The mailing address for Richard K. Berkowitz is 3782 El Prado Blvd., Coconut Grove, Florida 33133

SECTION 16 REPORTS

     Section 16(a) of the Securities and Exchange Act of 1934, as amended, and the rules and regulations thereunder require Whitehall's directors and executive officers and persons who are deemed to own more than ten percent of the common stock, to file certain reports with the Securities and Exchange Commission with respect to their beneficial ownership of common stock. The reporting persons are also required to furnish Whitehall with copies of all Section 16 reports they file.

     Based solely on a review of the forms it has received and on written representations from certain reporting persons that no such forms were required for them, Whitehall believes that during fiscal 2000 all Section 16 filing requirements applicable to its directors, executive officers and greater than 10% beneficial owners were complied with by such persons.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Whitehall provides certain office services to Double P Corp. and PDP LLC, which own and operate primarily mall-based snack food stores, and in which Messrs. H. Patinkin, Desjardins and M. Patinkin own a majority equity interest. For these services, Double P Corp. pays Whitehall $300 per month. Messrs. H. Patinkin, Desjardins and M. Patinkin spend a limited amount of time providing services to Double P Corp. and PDP LLC. In three cases Whitehall and Double P Corp. have negotiated jointly with a landlord with respect to spaces offered by a landlord and then divided and separately leased portions of the space offered. Since Whitehall's initial public offering, Whitehall's policy has required that the terms of any such leases must be approved by a majority of Whitehall's outside directors. Whitehall and Double P Corp. may conduct from time to time such joint lease negotiations in the future.

                         REPORT BY THE AUDIT COMMITTEE

     This report is submitted by the Audit Committee of the Board of Directors.

     Audited Financial Statements. The Audit Committee has reviewed and discussed the audited financial statements for the year ended January 31, 2001 with Whitehall's management and PricewaterhouseCoopers LLP, Whitehall's independent auditors. The Audit Committee has also discussed with PricewaterhouseCoopers LLP the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees."

     The Audit Committee has also received and reviewed the written disclosures and the letter from PricewaterhouseCoopers LLP required by Independence Standard No. 1 "Independence Discussion with Audit Committees" and has discussed with PricewaterhouseCoopers LLP their independence.

     The Audit Committee of the Board of Directors has considered whether the provision by PricewaterhouseCoopers LLP of non-audit services is compatible with maintaining the independence of PricewaterhouseCoopers LLP.

     Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in Whitehall's annual report on Form 10-K for the year ended January 31, 2001.

                                          THE AUDIT COMMITTEE OF
                                          THE BOARD OF DIRECTORS
                                          Richard Berkowitz (Chairman)
                                          Daniel H. Levy
                                          Jack A Smith

                    FEES PAID TO PRICEWATERHOUSECOOPERS LLP

AUDIT FEES

     PricewaterhouseCoopers LLP billed Whitehall aggregate fees of $195,000 for professional services rendered for the audit of Whitehall's annual financial statements for fiscal year 2000 and for reviews of the financial statements included in Whitehall's quarterly reports on Form 10-Q for the first three quarters of fiscal 2000.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     PricewaterhouseCoopers LLP did not render any financial information systems design or implementation services to Whitehall in fiscal 2000.

ALL OTHER FEES

     PricewaterhouseCoopers LLP billed Whitehall aggregate fees of $446,000 for other professional services rendered in fiscal 2000, including professional services in connection with tax preparation, tax consultation, statutory filings and other consulting services.

                         INDEPENDENT PUBLIC ACCOUNTANTS

     Representatives of PricewaterhouseCoopers LLP who served as Whitehall's independent public accountants for the last fiscal year, are expected to be present at the annual meeting and will have an opportunity to make a statement and to respond to appropriate questions raised by stockholders at the annual meeting or submitted in writing prior thereto.

                 STOCKHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

     Whitehall's By-Laws establish an advance notice procedure for stockholder proposals to be brought before any annual meeting of stockholders, including proposed nominations of persons for election to the Board of Directors. Stockholders at the 2001 annual meeting of stockholders may consider a proposal or nomination brought by a stockholder of record on April 23, 2001 who is entitled to vote at the 2001 annual meeting and who has given Whitehall timely written notice, in proper form, of the stockholder's proposal or nomination. A stockholder proposal or nomination intended to be brought before the 2001 annual meeting must have been received by Whitehall prior to January 28, 2001. Whitehall did not receive notice of any stockholder proposal or nomination relating to the 2001 annual meeting. The 2002 annual meeting of stockholders is expected to be held on June 6, 2002. A stockholder proposal or nomination intended to be brought before the 2002 annual meeting must be received by Whitehall prior to February 4, 2002. All proposals and nominations should be directed to Whitehall Jewellers, Inc., 155 North Wacker Drive, Suite 500, Chicago, Illinois 60606, Attention: Secretary.

                            EXPENSES OF SOLICITATION

     Your proxy is solicited by the Board of Directors and its agents and the cost of solicitation will be paid by Whitehall. Officers, directors and regular employees of Whitehall, acting on its behalf, may also solicit proxies by telephone, facsimile transmission or personal interview. Whitehall will, at its expense, request brokers and other custodians, nominees and fiduciaries to forward proxy soliciting material to the beneficial owners of shares of record by such persons. Whitehall has retained Corporate Investor Communications, Inc. to aid in the solicitation of proxies for a fee of $4,000 plus reasonable out-of-pocket expenses.

                           ANNUAL REPORT ON FORM 10-K

     WHITEHALL WILL FURNISH WITHOUT CHARGE A COPY OF ITS REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED JANUARY 31, 2001, INCLUDING THE FINANCIAL STATEMENTS AND THE SCHEDULES THERETO, UPON THE WRITTEN REQUEST OF ANY STOCKHOLDER AS OF THE RECORD DATE, AND WILL PROVIDE COPIES OF THE EXHIBIT TO THE REPORT UPON PAYMENT OF A REASONABLE FEE THAT WILL NOT EXCEED WHITEHALL'S REASONABLE EXPENSES INCURRED IN CONNECTION THEREWITH. REQUESTS FOR SUCH MATERIALS SHOULD BE DIRECTED TO WHITEHALL JEWELLERS, INC., 155 NORTH WACKER DRIVE, SUITE 500, CHICAGO, ILLINOIS 60606, TELEPHONE (312) 782-6800, ATTENTION: JOHN R. DESJARDINS.

                                 OTHER BUSINESS

     It is not anticipated that any matter will be considered by the stockholders other than those set forth above, but if other matters are properly brought before the annual meeting, the persons named in the proxy will vote in accordance with their best judgment.

                                          By order of the Board of Directors,

                                          /s/ HUGH M. PATINKIN

                                          HUGH M. PATINKIN
                                          Chairman, Chief Executive Officer and
                                          President

                    ALL STOCKHOLDERS ARE URGED TO SIGN, DATE
                        AND MAIL THEIR PROXIES PROMPTLY.

                                                                       EXHIBIT I

                         CHARTER OF THE AUDIT COMMITTEE
                           OF THE BOARD OF DIRECTORS
                          OF WHITEHALL JEWELLERS, INC.

I. PURPOSE

     The primary purpose of the Audit Committee is to assist the Board of Directors (the "Board") of Whitehall Jewellers, Inc. (the "Company") in fulfilling its oversight responsibilities with respect to financial reports and other financial information. In this regard, the Audit Committee is to:

     1. Serve as an independent and objective body to monitor the Company's financial reporting process and internal control systems;

     2. Serve, together with the Board, as the ultimate authority to which the independent auditor (the "Independent Auditor") and internal auditing ("Internal Audit") are accountable, and have, together with the Board, the ultimate authority and responsibility to select, evaluate and, where appropriate, replace the Independent Auditor (or to nominate the Independent Auditor to be proposed for shareholder approval in any proxy statement);

     3. Review the audit efforts of the Independent Auditor and Internal Audit; and

     4. Provide an open avenue of communication among the Independent Auditor, financial and senior management, Internal Audit, and the Board.

II. COMPOSITION AND EXPERTISE

     1. Members of the Audit Committee shall meet the independence and experience requirements of the New York Stock Exchange and any other market or markets, if any, on which the securities of the Company or any of its subsidiaries are traded. Determinations as to whether a particular director satisfies the requirements for membership on the Audit Committee will be made by the Board.

     2. The members of the Audit Committee shall be elected by the Board at the annual organizational meeting of the Board and shall serve until their successors shall have been duly elected and qualified. Unless a Chair is designated by the full Board, the members of the Audit Committee may elect a Chair by majority vote.

III. DUTIES AND RESPONSIBILITIES

     The Audit Committee shall:

Documents/Reports Review

     1. Review the adequacy of this Charter at least annually and at such other intervals as the Audit Committee or the Board determines.

     2. Review and discuss with management prior to its public issuance, the audited and quarterly financial statements.

     3. Review reports to management prepared by the Independent Auditor or Internal Audit and any responses to the same by management.

Independent Auditor

     4. Review and recommend to the Board: (i) the selection of the Independent Auditor to audit the books, records and accounts of the Company, and (ii) the approval of the fees and other compensation of the Independent Auditor.

     5. Review and discuss with the Independent Auditor all significant relationships that the auditor and its affiliates have with the Company and its affiliates in order to evaluate the auditor's independence. The Audit Committee shall: (i) request, receive and review on a periodic basis, a formal written statement from the Independent Auditor delineating all relationships between the Independent Auditor and the company, (ii) discuss with the Independent Auditor any disclosed relationships or services that may impact the objectivity and independence of the Independent Auditor and (iii) recommend that the Board of Directors take appropriate action in response to the Independent Auditor's report to satisfy itself of the Independent Auditor's independence.

Financial Reporting Process

     6. Review the financial reporting processes and audit controls, both internal and external, based on consultation with the Independent Auditor and Internal Audit.

     7. Review the Independent Auditor's judgment about the quality and appropriateness of accounting principles as applied in financial reporting.

     8. Consider and, if appropriate, recommend to the Board significant changes to auditing and accounting principles and practices as suggested by the Independent Auditor, management or Internal Audit.

Process Improvement

     9. Review reports to the Audit Committee by each of management, the Independent Auditor and Internal Audit regarding any significant judgments made in management's preparation of financial statements and the view of each as to the appropriateness of such judgments.

     10. Review with each of management, the Independent Auditor and Internal Audit any significant difficulties encountered during the course of each audit.

     11. Review any significant disagreement among management, the Independent Auditor and Internal Audit in connection with the preparation of the financial statements.

     12. Review with the Independent Auditor, Internal Audit and management the extent to which changes or improvements in financial or accounting practices and internal controls, as approved by the Audit Committee, have been implemented.

Other

     13. Annually prepare a report to shareholders as required by the Securities and Exchange Commission.

     14. Keep a record of the acts and proceedings of the Audit Committee and report thereon to the Board periodically or whenever requested to do so.

     15. Review, with the Company's counsel, legal compliance matters or any legal matter that could have a significant impact on the organization's financial statements.

     16. Perform such other activities, consistent with this Charter, the Company's Articles of Incorporation, By-laws and governing law, as the Audit Committee or the Board deems necessary or appropriate.

     17. While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the Independent Auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, among management, the Independent Auditor or Internal Audit or to assure compliance with laws and regulations.
Adopted: June 1, 2000

Whitehall Jewellers, Inc. is pleased to announce that registered shareholders now have an innovative and secure means of accessing and managing their registered accounts on-line. This easy-to-use service is only an click away at:

                            INTERNET ACCESS IS HERE!


In order to access your account and request your temporary password (or PIN), you will need your Social Security number, and Issue ID (151710). Please click on the MAIL NEW PASSWORD tab and follow the instructions and a temporary password will be mailed to your address of record. If you have any questions about using this service, please contact us at:

                        http://www.gateway.equiserve.com

                                 1-800-733-5001




                              --------------------













                                  DETACH HERE


                            WHITEHALL JEWELLERS, INC.

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

                THE COMPANY FOR THE ANNUAL MEETING, JUNE 6, 2001

P         The undersigned hereby appoints Hugh M. Patinkin and John R.
     Desjardins, and each of them, as proxies, each with the power of substitution, and hereby authorizes them to vote all shares of Common Stock and/or Class B Common Stock which the undersigned is entitled to vote at the 2001 Annual Meeting of Stockholders of Whitehall Jewellers, Inc. (the
R "Company"), to be held at the Standard Club, 320 S. Plymouth Court, Chicago, Illinois, 60604 on Wednesday, June 6, 2001 at 10:00 a.m. (local time), and at any adjournments or postponements thereof (1) as hereinafter specified upon the proposals listed on the reverse side and as more particularly described in the Company's Proxy Statement and (2) in their
O    discretion upon such other matters as may properly come before the meeting.

          The undersigned hereby acknowledges receipt of: (1) Notice of Annual Meeting of Stockholders of the Company, (2) accompanying Proxy Statement, and (3) Annual Report of the Company for the fiscal year ended January 31,
X    2000.

          WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, YOU ARE URGED TO SIGN AND PROMPTLY MAIL THIS PROXY IN THE RETURN ENVELOPE SO THAT YOUR
Y    STOCK MAY BE REPRESENTED AT THE MEETING.

 --------------                                                  --------------
| SEE REVERSE  |  CONTINUED AND TO BE SIGNED ON REVERSE SIDE    | SEE REVERSE  |
|    SIDE      |                                                |      SIDE    |
 --------------                                                  --------------

     April 28, 2001

     Dear Stockholder:

     You are cordially invited to attend the 2001 Annual Meeting of Stockholders to be held at 10:00 a.m. (local time) on Wednesday, June 6, 2001 at the Standard Club, 320 S. Plymouth Court, Chicago, IL 60604. Detailed information as to the business to be transacted at the meeting is contained in the accompanying Notice of Annual Meeting and Proxy Statement.

     Regardless of whether you plan to attend the meeting, it is important that your shares be voted. Accordingly, we ask that you sign and return your proxy as soon as possible in the envelope provided. If you plan to attend the meeting, please mark the appropriate box on the proxy.

                                              Sincerely,


                                               /s/ John R. Desjardins
                                              John R. Desjardins
                                              Secretary



                                  DETACH HERE


[X]      PLEASE MARK                                                                                                           -----
         VOTES AS IN                                                                                                               |
         THIS EXAMPLE.                                                                                                             |


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES IN PROPOSAL 1.
THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED BY THE UNDERSIGNED. IF NO DIRECTION IS GIVEN WITH RESPECT TO THE
ELECTION OF ANY DIRECTOR OR ANY PROPOSAL SPECIFIED BELOW, THIS PROXY WILL BE VOTED FOR SUCH ELECTION OF DIRECTOR(S) AND FOR SUCH
PROPOSAL(S).

1.    Election of Directors.

      NOMINEES: (01) John R. Desjardins,
                (02) Jack A. Smith.

                FOR   [ ]                [ ]  WITHHELD
                ALL                           FROM ALL
              NOMINEES                        NOMINEES

                                                              2. In their discretion, the proxies are authorized to vote upon any other business that may properly come before the
  [ ]                                                            meeting.
      ---------------------------------------
      For all nominees except as noted above

                                                              MARK HERE IF YOU PLAN TO ATTEND THE MEETING    [ ]



                                                              MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT  [ ]


                                                              Please sign exactly as name appears hereon. Joint owners
                                                              should each sign. Executors, administrators, trustees, guardians or other fiduciaries should give full title as such. If signing for a corporation, please sign the full corporate name by a duly authorized officer.



Signature:                                Date:                     Signature:                               Date:
           -----------------------------      --------------------           -----------------------------      --------------------



                                   DETACH HERE




                            WHITEHALL JEWELLERS, INC.

           VOTING INSTRUCTIONS FOR THE ANNUAL MEETING OF STOCKHOLDERS
                         SOLICITED BY THE ESOP TRUSTEE

P        The undersigned participant in the WHITEHALL JEWELLERS, INC. EMPLOYEE
     STOCK OWNERSHIP PLAN does hereby instruct the ESOP Trustee to vote at the Annual Meeting of Stockholders of Whitehall Jewellers, Inc. (the "Company") to be held June 6, 2001, (the "Annual Meeting"), and at all adjournments or postponements thereof, all the shares of Common Stock of the Company in the
R undersigned's ESOP account, on the matters set out on the reverse side of this card and described in the Proxy Statement and, in its discretion, on any other business which may properly come before the Annual Meeting.

         This card must be properly completed, signed, dated, and returned in
O the envelope provided to be received by EquiServe, the tabulator, by 5:00 P.M. Eastern Time on May 31, 2001. If your voting instructions are not timely received, the Trustee will vote your shares in its discretion. If this card is not received by 5:00 P.M. Eastern Time on May 31, 2001, the
X Trustee cannot ensure that your voting instructions will be tabulated. If you sign, date and return this card but do not specifically instruct the Trustee how to vote, the Trustee will vote your shares in accordance with the recommendations of the Board of Directors. Your voting instructions to the Trustee are confidential as explained in the accompanying Notice to
Y    Plan Participants.

         PLEASE SPECIFY YOUR VOTING INSTRUCTIONS, SIGN, DATE AND MAIL THIS VOTING INSTRUCTION CARD PROMPTLY IN THE ENVELOPE PROVIDED.



 --------------                                                  --------------
| SEE REVERSE  |  CONTINUED AND TO BE SIGNED ON REVERSE SIDE    | SEE REVERSE  |
|    SIDE      |                                                |      SIDE    |
 --------------                                                  --------------

                                                            DETACH HERE

                                                                                                                           --------
                                                                                                                                   |
                                                                                                                                   |
                                                                                                                                   |
[X]    PLEASE MARK
       VOTES AS IN
       THIS EXAMPLE.


      THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE NOMINEES IN PROPOSAL 1.

      1.  Election of Directors.
          NOMINEES:  (01) John R. Desjardins
                     (02) Jack A. Smith
                                                                MARK HERE    [ ]
                FOR    [ ]              [ ]  WITHHELD           IF YOU PLAN
                ALL                          FROM ALL           TO ATTEND
              NOMINEES                       NOMINEES           THE MEETING

                                                                MARK HERE    [ ]
                                                                FOR ADDRESS
                                                                CHANGE AND
      [ ]                                                       NOTE BELOW
          ---------------------------------------
          For all nominees except as noted above



                                                                                As a participant in the Plan, I hereby acknowledge
                                                                                receipt of the Notice to Plan Participants and the
                                                                                accompanying Proxy Statement relating to the Annual
                                                                                Meeting of Stockholders of Whitehall Jewellers, Inc.
                                                                                and I hereby instruct the Trustee to vote all shares
                                                                                of the Company common stock in my account as I have
                                                                                indicated above. If I sign, date and return this
                                                                                card but do not specifically instruct the Trustee
                                                                                how to vote, I understand that the Trustee will vote
                                                                                the shares credited to my account in accordance with
                                                                                the recommendations of the Board of Directors.

                                                                                Please sign exactly as name appears hereon. Joint
                                                                                owners should each sign. Executors, administrators,
                                                                                trustees, guardians or other fiduciaries should give
                                                                                full title as such. If signing for a corporation,
                                                                                please sign the full corporate name by a duly
                                                                                authorized officer.


Signature:                                Date:                     Signature:                               Date:
           -----------------------------      --------------------           -----------------------------      --------------------